UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2024

Apollo Debt Solutions BDC
(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01424	86-1950548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57 th Street New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
212-515-3200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement
On October 6, 2023, Merlin Funding LLC (“Merlin Funding”), a Delaware limited liability company and newly formed wholly-owned subsidiary of Apollo Debt Solutions BDC, a Delaware statutory trust (the “Company” or “us”), entered into a credit agreement (the “Merlin Funding Credit Agreement”), with Merlin Funding, as borrower, the Company, in its capacity as subordinated lender, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and as a lender, and Deutsche Bank National Trust Company, as collateral agent, account bank and collateral custodian. From time to time Merlin Funding expects to use amounts borrowed under the Merlin Funding Credit Agreement to acquire eligible assets from the secondary market, composed primarily of first priority broadly syndicated corporate loans, to ramp-up
a portfolio of assets to be pledged as collateral for a future collateralized loan obligation transaction, which is expected to be arranged by an affiliate of the Administrative Agent. The Company retains a residual interest in assets acquired by Merlin Funding through its ownership of the limited liability company interests of Merlin Funding and its subordinated loans issued under the Merlin Funding Credit Agreement.
On August 15, 2024, Merlin Funding, as borrower, the Company, in its capacities as subordinated lender and warehouse collateral manager, and the Administrative Agent entered into a fifth amendment to the Merlin Funding Credit Agreement (the “Fifth Amendment to Merlin Funding Credit Agreement”). Pursuant to the Fifth Amendment to Merlin Funding Credit Agreement, the maximum principal amount which can be drawn upon by Merlin Funding subject to certain conditions in the Merlin Funding Credit Agreement, was increased from $375,000,000 to $562,500,000.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form
8-K
is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Fifth Amendment to Credit Agreement, dated August 15, 2024, Merlin Funding LLC, as borrower, Apollo Debt Solutions BDC, in its capacities as subordinated lender and warehouse collateral manager, and Morgan Stanley Senior Funding, Inc., as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO DEBT SOLUTIONS BDC

Date: August 19, 2024	By:	/s/ Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer and Secretary